QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

399 Park Avenue, 38th Floor
New York, New York 10022

March 14, 2019

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Owl Rock Capital Corporation (the "Company") to be held on April 29, 2019 at 8:00 a.m., Eastern Time, at the offices of the Company, 399 Park Avenue, 38th Floor, New York, New York 10022 (the "Annual Meeting").

        Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

        The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

            (i)  to elect three members of the board of directors of the Company to serve until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified;

           (ii)  to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019;

          (iii)  to approve a proposal to amend the Company's existing charter to include a provision that would limit the transferability of shares of the Company's common stock in the 365-day period following a listing of the Company's common stock on a national securities exchange; and

          (iv)  to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

        The Company's board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

        The Company has elected to provide access to its proxy materials to certain of its shareholders over the internet under the U.S. Securities and Exchange Commission's "notice and access" rules. On or about March 14, 2019, the Company intends to mail to most of its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), and how to submit proxies over the internet. All other shareholders will receive a copy of the proxy statement and Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Company believes that providing its proxy materials over the internet will expedite shareholders' receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

        It is important that your shares of the Company's common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet.

        Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Craig W. Packer
 Chief Executive Officer, President and Director

OWL ROCK CAPITAL CORPORATION

399 Park Avenue, 38th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 29, 2019

To the Shareholders of Owl Rock Capital Corporation:

        NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Owl Rock Capital Corporation, a Maryland corporation (the "Company"), will be held at the offices of the Company, 399 Park Avenue, 38th Floor, New York, New York 10022, on April 29, 2019 at 8:00 a.m., Eastern Time (the "Annual Meeting"), for the following purposes:

  1.
  To elect three members of the board of directors of the Company to serve until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019;

  3.
  To approve a proposal to amend the Company's existing charter to include a provision that would limit the transferability of shares of the Company's common stock in the 365-day period following a listing of the Company's common stock on a national securities exchange; and

  4.
  To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

        The board of directors has fixed the close of business on February 27, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

        Important notice regarding the availability of proxy materials for the Annual Meeting.    The Company's proxy statement, the proxy card, and the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018 (the "Annual Report") are available at www.proxyvote.com.

        If you plan on attending the Annual Meeting and voting your shares of the Company's common stock in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

By Order of the Board of Directors,
Victor Lopez Secretary

March 14, 2019

Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

OWL ROCK CAPITAL CORPORATION

399 Park Avenue, 38th Floor
New York, New York 10022

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 29, 2019
PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

        The annual meeting (the "Annual Meeting") of shareholders of Owl Rock Capital Corporation, which is sometimes referred to in this proxy statement as "we", "us", "our", or the "Company," will be held on April 29, 2019 at the principal offices of the Company, 399 Park Avenue, 38th Floor, New York, New York, 10022 at 8:00 a.m. Eastern Time.

What will I be voting on at the Annual Meeting?

        At the Annual Meeting, shareholders will be asked to:

  •
  elect each of Edward D'Alelio, Alan Kirshenbaum, and Craig W. Packer to the Board of Directors for a three-year term expiring at the 2022 annual meeting of shareholders and until their successors are duly elected and qualified;

  •
  ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2019; and

  •
  approve a proposal to amend Company's existing charter to include a provision that would limit the transferability of shares of the Company's common stock in the 365-day period following a listing of the Company's common stock on a national securities exchange.

What are the terms of the proposed charter amendment?

        If approved, the proposed charter amendment would provide that following a listing of the Company's common stock on a national securities exchange (an "Exchange Listing"), without the prior written consent of the Company's Board of Directors (the "Board"), a shareholder would not be able to transfer or sell:

  •
  any shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 180 days following the Exchange Listing;

  •
  two-thirds of the shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 270 days following the Exchange Listing; and

  •
  one-third of the shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 365 days following the Exchange Listing.

        Following approval of the proposed charter amendment, any purported transfer in violation of this provision would have no force or effect. If approved, the proposed charter amendment will apply to all of the Company's shareholders.

Are Owl Rock Capital Advisors, LLC's insiders subject to the proposed charter amendment?

        Yes. If the proposed charter amendment is approved, it will apply to all of the Company's shareholders. In addition, in connection with an Exchange Listing, if any, the Adviser's insiders, including Messrs. Ostrover, Lipschultz, Packer and Kirshenbaum would enter into customary lock-up agreements with the underwriters that would restrict their ability to sell any of their shares of the Company's common stock for at least 365 days following an Exchange Listing.

Has the Board determined to conduct an Exchange Listing?

        No. The Board has not determined to conduct an Exchange Listing and the Company cannot assure shareholders when it will undertake an Exchange Listing or that it will undertake an Exchange Listing at all.

If the proposed charter amendment is approved, what effect will it have on my shares of common stock?

        If approved, the proposed charter amendment will only effect your ability to transfer shares following an Exchange Listing. Approval of the proposed charter amendment will not affect the manner in which shareholders own shares or shareholders' obligations to make capital commitments.

Who can vote at the Annual Meeting?

        Only shareholders of record as of the close of business on February 27, 2019 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

        Holders of the Company's common stock are entitled to one vote for each share held as of the Record Date.

How may I vote?

        In Person.    You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification, such as a driver's license or passport, and may be requested to provide proof of stock ownership as of the Record Date.

        By Proxy through the Internet.    You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating internet link.

        By Proxy through the Mail.    When voting by proxy and mailing your proxy card, you are required to:

  •
  indicate your instructions on the proxy card;

  •
  date and sign the proxy card;

  •
  mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

  •
  allow sufficient time for the proxy card to be received on or before 8:00 a.m., Eastern Time, on April 29, 2019.

Does the Board recommend voting for each of the Proposals?

        Yes. The Board unanimously recommends that you vote "FOR" each of the proposals.

 GENERAL INFORMATION ABOUT THE ANNUAL MEETING

        The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held at the offices of the Company, 399 Park Avenue, 38th Floor, New York, New York 10022, on April 29, 2019 at 8:00 a.m., Eastern Time. Only holders of record of our common stock at the close of business on February 27, 2019, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 248,038,840 shares of common stock, par value $0.01 per share (the "Shares"), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the "Proxy Statement"), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2018 (the "Annual Report"), and how to submit proxies over the internet are first being sent to shareholders on or about March 14, 2019. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.

        All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of three members of the board of directors of the Company to serve until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified, (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and (3) FOR the proposal to amend our existing charter to include a provision that would limit the transferability of shares of our common stock in the 365-day period following a listing of our common stock on a national securities exchange. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

        Holders of our common stock are entitled to one vote for each share held as of the Record Date.

        The Annual Meeting is being held for the following purposes:

          1.     To elect three members of the board of directors of the Company to serve until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified;

          2.     To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

          3.     To approve a proposal to amend the Company's existing charter to include a provision that would limit the transferability of shares of the Company's common stock in the 365-day period following a listing of the Company's common stock on a national securities exchange; and

          4.     To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required

        A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count "abstain" and "withhold" votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions, Votes Withheld and Broker Non-Votes
Proposal 1—To elect three members of the board of directors of the Company to serve until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 2—To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 3—To approve a proposal to amend our existing charter to include a provision that would limit the transferability of shares of our common stock in the 365-day period following a listing of our common stock on a national securities exchange.	Affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting in person or by proxy.	No	Abstentions and broker non-votes will have the effect of a vote against the proposal.
Proposal 4—To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

        The inspector of elections appointed for the Annual Meeting will separately tabulate affirmative and "against" votes, "abstain" votes, and broker non-votes.

Voting

        You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating internet link. When voting by proxy and mailing your proxy card, you are required to:

  •
  indicate your instructions on the proxy card;

  •
  date and sign the proxy card;

  •
  mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

  •
  allow sufficient time for the proxy card to be received on or before 8:00 a.m., Eastern Time, on April 29, 2019.

        Important notice regarding the availability of proxy materials for the Annual Meeting.    The Company's Proxy Statement, the proxy card, and the Company's Annual Report are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

        If you plan on attending the Annual Meeting and voting your shares of the Company's common stock in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

Quorum and Adjournment

        A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.

        If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

        The named proxies for the Annual Meeting are Victor Lopez and Alan Kirshenbaum (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

        The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. ("Broadridge"), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge's services with respect to the Company is estimated to be approximately $30,000 plus reasonable out-of-pocket expenses.

Revocability of Proxies

        A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

        You can contact us by mail sent to the attention of the Secretary of the Company, Victor Lopez, at our principal executive offices located at 399 Park Avenue, 38th Floor, New York, New York 10022.

You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.proxyvote.com.

Record Date

        The Board has fixed the close of business on February 27, 2019 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 248,038,840 Shares outstanding.

Notice of Internet Availability of Proxy Materials

        In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC"), the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company's proxy materials, (ii) authorize their proxies, as described in "Voting," and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

        Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company's common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of February 27, 2019 the beneficial ownership as indicated in the Company's books and records of each current director, the nominees for director, the Company's executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

        The percentage ownership is based on 248,038,840 shares of our common stock outstanding as of February 27, 2019. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

	Shares Beneficially Owned
Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
Regents of the University of California(1)	29,321,051	11.8%
The State of New Jersey Common Pension Fund E(2)	19,150,563	7.7%
Interested Directors
Douglas I. Ostrover(3)	4,456,940	1.8%
Craig W. Packer(4)	86,566	*
Alan Kirshenbaum	19,014	*
Independent Directors
Brian Finn(5)	23,995	*
Edward D'Alelio	—	0%
Eric Kaye	—	0%
Christopher M. Temple	—	0%
Executive Officers
Karen Hager	—	0%
Bryan Cole	—	0%
Alexis Maged	—	0%
All officers and directors as a group (10 persons)(6)	4,586,515	1.8%

*
Less than 1%.

(1)
The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(2)
The principal address of The State of New Jersey Common Pension Fund E is 50 West State Street, 9th Floor, PO Box 290, Trenton, NJ 08625-0290.

(3)
Includes 3,342,705 shares held directly by Mr. Ostrover and 1,114,235 shares held by DIO Family LLC, a Delaware limited liability company of which Julia Ostrover, Mr. Ostrover's wife, is the sole manager. Mr. Ostrover disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(4)
Includes 43,283 shares owned by Mr. Packer and 43,283 shares owned by Mr. Packer's wife.

(5)
Shares are held by Marstar Investments, LLC, a Delaware limited liability company of which Mr. Finn is the administrator. Mr. Finn disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6)
The address for each of the directors and officers is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

 PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

        At the Annual Meeting, shareholders of the Company are being asked to consider the election of three directors of the Company. Pursuant to the Company's bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under our Articles of Amendment and Restatement, (the "Charter"), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consist of seven directors who serve in the following classes: Class I (terms ending at the 2020 annual meeting of shareholders)—Brian Finn and Eric Kaye; Class II (terms ending at the 2021 annual meeting of shareholders)—Douglas I. Ostrover and Christopher M. Temple; and Class III (terms ending at the Annual Meeting)—Edward D'Alelio, Alan Kirshenbaum, and Craig W. Packer.

        Edward D'Alelio, Alan Kirshenbaum, and Craig W. Packer each have been nominated for election by the Board to serve a three-year term until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

        A shareholder can vote for, or against, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board's Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

        Each director nominee shall be elected by a majority of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to Proposal 1.

Information about the Nominees and Directors

        Set forth below is information, as of February 27, 2019, regarding Messrs. D'Alelio, Kirshenbaum and Packer, who are being nominated for election as a director of the Company by our shareholders at the Annual Meeting, as well as information about our other current directors whose terms of office will continue after the Annual Meeting. The information below includes specific information about each director's experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of our business and structure.

Nominees for Class III Directors—Terms Expiring 2022:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Edward D'Alelio, 66	Chairman of the Board; Director	Retired	Class III Director since 2016; Term expires in 2019	3	Owl Rock Capital Corporation II ("ORCC II")
					Owl Rock Technology Finance Corp. ("ORTFC")
					Engauge Inc.
					Vermont Farmstead Cheese
					Blackstone/GSO Long Short Credit Fund
					Blackstone/GSO Sen. Flt Rate Fund
					Carador PLC
Interested Directors(4)
Craig W. Packer, 52	Chief Executive Officer; President; Director	Co-Founder of Owl Rock Capital Partners LP ("Owl Rock Capital Partners")	Class III Director since 2016; Term expires in 2019	3	ORCC II ORTFC
		Co-Chief Investment Officer of Owl Rock Capital Advisors LLC (the "Adviser"), Owl Rock Technology Advisors LLC ("ORTA"), and Owl Rock Capital Private Fund Advisors LLC ("ORCPFA")
		President and Chief Executive Officer of the Company, ORCC II and ORTFC
		Co-Head of Leveraged Finance in the Americas, Goldman Sachs
Alan Kirshenbaum, 47	Chief Operating Officer; Chief Financial Officer; Director	Chief Operating Officer and Chief Financial Officer of Owl Rock Capital Partners, the Adviser, ORTA, ORCPFA, the Company, ORCC II and ORTFC	Director since 2015 and Class III Director since 2016; Term expires in 2019	3	ORCC II ORTFC
		Chief Financial Officer of TPG Specialty Lending, Inc.

(1)
The address for each director is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms until the next annual meeting of shareholders and until their successors are duly elected and qualified.

(3)
The term "Fund Complex" refers to the Company, Owl Rock Capital Corporation II, a business development company that has the same Adviser as the Company, and Owl Rock Technology Finance Corp., a business development company whose adviser is affiliated with the Adviser. Directors and officers who oversee the funds in the Fund Complex are noted.

(4)
"Interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). Mr. Packer, and Kirshenbaum are "interested persons" because of their affiliation with the Adviser.

        Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D'Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation and chair of the UMass Memorial Hospital investment committee and serves on its corporate board. He serves on the Advisory Committees of Ceres Farms and New Generation Investments. Since May 2007, Mr. D'Alelio has served as corporate director of Engauge Inc. and since September 2009 he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since December 2008 he has served on the board of Carador PLC, a Dublin based offshore closed end fund. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. D'Alelio's previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts. Mr. D'Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.

        We believe Mr. D'Alelio's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

        Mr. Packer is a Co-Founder of Owl Rock Capital Partners LP and also serves as Co-Chief Investment Officer of the Adviser, Owl Rock Technology Advisors LLC and Owl Rock Capital Private Fund Advisors LLC (collectively, the "Owl Rock Advisers") and President and Chief Executive Officer of the Company, Owl Rock Capital Corporation II and Owl Rock Technology Finance Corp. (collectively, the "BDCs") and is a member of the Investment Committee of each of the BDCs. In addition, Mr. Packer has served on the boards of the Company and Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division ("IBD") Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of of Kids in Crisis, a nonprofit organization that serves children in Connecticut, and on the Advisory Board for the McIntire School of Commerce, University of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.

        We believe Mr. Packer's depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser provide an important skillset and knowledge base to the Board.

        Mr. Kirshenbaum is Chief Operating Officer and Chief Financial Officer of Owl Rock Capital Partners LP and also serves as the Chief Operating Officer and Chief Financial Officer of each of the Owl Rock Advisers and each of the BDCs. In addition, Mr. Kirshenbaum has served on the board of the Company since 2015, on the board of Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of TPG Specialty Lending, Inc., a business development company traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX's finance, treasury, accounting and operations functions from 2011 through 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum was also Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management ("BSAM") in 1999 and was BSAM's Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and as trustee for the Jewish Federation of Greater MetroWest NJ. Mr. Kirshenbaum is also a member of the Rutgers University Dean's Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Kirshenbaum's finance and operations experience, including serving as chief financial officer for a publicly traded business development company and prior experience going through the initial public offering process, as well as a history with us and the Adviser, provide an important skillset and knowledge base to the Board.

Incumbent Class I Directors—Terms Expiring 2020:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director Nominees
Brian Finn, 58	Director	Private Investor Chief Executive Officer, Asset Management Finance Corporation (through 2013)	Class I Director since 2016; Term expires in 2020	3	ORCC II ORTFC The Scotts Miracle Gro Company WaveGuide Corporation
Eric Kaye, 55	Director	Founder of ARQ^EX Fitness Systems	Class I Director since 2016; Term expires in 2020	3	ORCC II ORTFC

(1)
The address for each director is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms until the next annual meeting of shareholders and until their successors are duly elected and qualified.

(3)
The term "Fund Complex" refers to the Company, Owl Rock Capital Corporation II, a business development company that has the same Adviser as the Company, and Owl Rock Technology Finance Corp., a business development company whose adviser is affiliated with the Adviser. Directors and officers who oversee the funds in the Fund Complex are noted.

        Mr. Kaye is the founder of ARQ^EX Fitness Systems, a fitness equipment design company. Prior to founding ARQ^EX, Mr. Kaye served as a Vice Chairman and Managing Director of UBS

Investment Bank, and a member of the division's Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye's tenure with UBS, he was a Managing Director and led the firm's Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm's Technology Mergers & Acquisitions team. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

        We believe Mr. Kaye's management positions and experiences in the middle market provide the Board with valuable insight.

        Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Covr Financial Technologies Corp., a director of The Scotts Miracle Gro Company, and WaveGuide Corporation, Chairman of Star Mountain Capital, a lower middle market credit investment firm, and Investment Partner of Nyca Partners, a financial technology venture capital firm. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.

        We believe Mr. Finn's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

Incumbent Class II Directors—Term Expiring 2021

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Christopher M. Temple, 51	Director	President of DelTex Capital LLC	Class II Director since 2016; Term expires in 2021	3	ORCC II ORTFC Plains All American Pipeline Company HMT, LLC
Interested Director(4)
Douglas I. Ostrover, 56	Director	Co-Founder and Chief Executive Officer of Owl Rock Capital Partners	Class II Director since 2016; Term expires in 2021	3	ORCC II ORTFC
		Co-Chief Investment Officer of the Adviser, ORTA and ORCPFA
		Co-Founder GSO Capital Partners

(1)
The address for each director is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms until the next annual meeting of shareholders and until their successors are duly elected and qualified.

(3)
The term "Fund Complex" refers to the Company, Owl Rock Capital Corporation II, a business development company that has the same Adviser as the Company, and Owl Rock Technology Finance Corp., a business development company whose adviser is affiliated with the Adviser. Directors and officers who oversee the funds in the Fund Complex are noted

(4)
"Interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Ostrover is an "interested person" because of his affiliation with the Adviser.

        Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive for Tailwind Capital, LLC, a New York based middle market private equity firm managing over $3.5 billion of committed capital, since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG's Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains All American Pipeline Company since 2009 and served on the audit committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor

Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, National HME, and HMT, LLC. Since 2016 he has served on the boards of the Company and Owl Rock Capital Corporation II and since 2018 he has served on the board of Owl Rock Technology Finance Corp. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

        We believe Mr. Temple's broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.

        Mr. Ostrover is a Co-Founder of Owl Rock Capital Partners LP and also serves as Chief Executive Officer and Co-Chief Investment Officer of the Owl Rock Advisers, and is a member of the Investment Committee of each of the BDCs. In addition, Mr. Ostrover has served on the boards of the Company and Owl Rock Capital Corporation II since 2016 and on the board of Owl Rock Technology Finance Corp. since 2018. Prior to co-founding Owl Rock, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone's alternative credit platform, and a Senior Managing Director at Blackstone until 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB's Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB's Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette ("DLJ"), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ's high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation. Mr. Ostrover is also a board member of the Brunswick School. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.

        We believe Mr. Ostrover's depth of experience in corporate finance, capital markets and financial services, gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser, provide an important skillset and knowledge base to the Board.

Dollar Range of Equity Securities Beneficially Owned by Directors

        The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this Proxy Statement, the term "Fund Complex" is defined to include the Company, Owl Rock Capital Corporation II, and Owl Rock Technology Finance Corp.

Name of Director	Dollar Range of Equity Securities in Owl Rock Capital Corporation(1)(2)		Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Douglas I. Ostrover	over $	100,000	over $	100,000
Craig W. Packer	over $	100,000	over $	100,000
Alan Kirshenbaum	over $	100,000	over $	100,000
Independent Directors
Brian Finn	over $	100,000	over $	100,000
Edward D'Alelio		None		None
Eric Kaye		None		None
Christopher M. Temple		None		None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of December 31, 2018, times the number of shares of the Company's common stock beneficially owned.

(3)
The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of: (1) the current net public offering price of Owl Rock Capital Corporation II's common stock multiplied by the number of shares of Owl Rock Capital Corporation II's common stock beneficially owned by the director, (2) the current net asset value per share of Owl Rock Technology Finance Corp.'s common stock multiplied by the number of shares of Owl Rock Technology Finance Corp.'s common stock beneficially owned by the director, and (3) the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors

        The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Karen Hager	46	Chief Compliance Officer	2018
Bryan Cole	34	Controller, Chief Accounting Officer	2017
Alexis Maged	53	Vice President	2017

        The address for each of our executive officers is c/o Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

        Ms. Hager is a Managing Director of Owl Rock Capital Partners LP and also serves as the Chief Compliance Officer of each of the Owl Rock Advisers and each of the BDCs. Prior to joining Owl Rock in 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.

        Mr. Cole is a Managing Director of Owl Rock Capital Partners and serves as the Controller and Chief Accounting Officer each of the BDCs. Prior to joining Owl Rock in 2016, Mr. Cole was Assistant

Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

        Mr. Maged is a Managing Director of Owl Rock Capital Partners LP and also serves as the Head of Underwriting and Portfolio Management for each of the Owl Rock Advisers and as Vice President of each of the BDCs and is a member of the Investment Committee of each of the BDCs. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank's Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group's Leveraged Finance Group, where he coordinated the firm's High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ's merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse's Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.

 CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

        The Board consists of seven members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of our Class I directors will expire at the 2020 annual meeting of shareholders; the term of our Class II directors will expire at the 2021 annual meeting of shareholders; and the terms of our Class III directors will expire at the Annual Meeting.

        Messrs. Finn and Kaye serve as Class I directors (with terms expiring in 2020). Messrs. Temple and Ostrover serve as Class II directors (with terms expiring in 2021). Messrs. D'Alelio, Packer, and Kirshenbaum serve as Class III directors (with terms expiring at the Annual Meeting).

Independent Directors

        Pursuant to the Company's Charter, a majority of the Board will consist of directors who are not "interested persons" of the Company, of the Adviser, or of any of their respective affiliates, as defined in the 1940 Act ("Independent Directors").

        Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Finn, Kaye, Temple, and D'Alelio qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

Interested Directors

        Messrs. Ostrover, Packer, and Kirshenbaum are considered "interested persons" (as defined in the 1940 Act) of the Company since they are officers of the Adviser.

Observers

        Certain shareholders have been given the right to invite a representative to attend meetings of the Board in a nonvoting observer capacity. Such rights will terminate prior to the Company being listed on a national securities exchange.

Meetings and Attendance

        The Board met 6 times during 2018 and acted on various occasions by written consent. Each director attended all meetings of the Board (held during the period for which he has been a director), except for Mr. D'Alelio who did not attend one meeting of the Board and Mr. Ostrover who did not attend three meetings of the Board.

Board Attendance at the Annual Meeting

        Our policy is to encourage our directors to attend each annual meeting; however, such attendance is not required at this time. All of our directors attended the 2018 annual meeting of shareholders.

Board Leadership Structure and Oversight Responsibilities

        Overall responsibility for our oversight rests with the Board. We have entered into an investment advisory agreement (the "Original Investment Advisory Agreement") with the Adviser which, with approval of the Board, including a majority of the independent directors, was amended and restated on February 27, 2019 (as amended and restated, the "Investment Advisory Agreement") to reduce the management fees and incentive fees that the Company will pay the Adviser following the quotation or listing of the Company's common stock on a national securities exchange (an "Exchange Listing"). See "Corporate Governance—Compensation of the Investment Adviser." Other than the reduction of such fees following an Exchange Listing, no changes were made to the Original Investment Advisory Agreement.

        Pursuant to the Investment Advisory Agreement, the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is currently composed of seven members, four of whom are directors who are not "interested persons" of the Company or the Adviser as defined in the 1940 Act. The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

        The Board has appointed Edward D'Alelio, an independent director, to serve in the role of Chairman of the Board. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

        We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our chief compliance officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

        Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022, Attention: Secretary.

Committees of the Board

        The Board has an Audit Committee and a Nominating and Corporate Governance Committee (the "Nominating Committee") and may form additional committees in the future. The Board does not currently delegate any authority to a compensation committee for executive officers because our executive officers will not receive any direct compensation from us.

        A brief description of each committee is included in this Proxy Statement and the charters of the Audit and Nominating Committees can be accessed on the Company's website at www.owlrock.com.

        As of the date of this Proxy Statement, the members of each of the Board's committees are as follows (the names of the respective committee chairperson are bolded):

Audit Committee	Nominating and Corporate Governance Committee
Edward D'Alelio	Edward D'Alelio
Brian Finn	Brian Finn
Eric Kaye	Eric Kaye
Christopher M. Temple	Christopher M. Temple

        Each of our directors who sits on the Audit and Nominating Committees is not considered an "interested person" of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. The Board has determined that Messrs. Temple and Finn each qualify as an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Messrs. D'Alelio, Kaye and Temple meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.

Audit Committee Governance, Responsibilities and Meetings

        In accordance with its written charter adopted by the Board, the Audit Committee:

          (a)   assists the Board's oversight of the integrity of our financial statements, the independent registered public accounting firm's qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

          (b)   prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

          (c)   oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

          (d)   determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

          (e)   pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

          (f)    acts as a liaison between our independent registered public accounting firm and the Board.

        The Audit Committee had 8 formal meetings in 2018. Each member of the Audit Committee (during the period for which he has been a member of the committee) who served on such committee during the 2018 fiscal year attended all of the meetings held during 2018, except for Mr. Finn who did not attend one meeting of the Audit Committee and Mr. D'Alelio who did not attend four meetings of the Audit Committee.

Nominating Committee Governance, Responsibilities and Meetings

        In accordance with its written charter adopted by the Board, the Nominating Committee:

          (a)   recommends to the Board persons to be nominated by the Board for election at the Company's meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

          (b)   makes recommendations with regard to the tenure of the directors;

          (c)   is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

          (d)   recommends to the Board the compensation to be paid to the independent directors of the Board.

        The Nominating Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate.

        The Nominating Committee had one formal meeting in 2018. Each member of the Nominating Committee (during the period for which he has been a member of the committee) who served on such committee during the 2018 fiscal year attended the meeting held during 2018, except for Mr. D'Alelio who did not attend one meeting.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics which applies to our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Our Code of Business Conduct and Ethics can be accessed on our website at www.owlrock.com.

        There have been no material changes to our corporate code of ethics or material waivers of the code that apply to our Chief Executive Officer or Chief Financial Officer. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at www.owlrock.com as well as file a Form 8-K with the Securities and Exchange Commission.

Election of Officers

        Executive officers holds their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

Compensation Discussion and Analysis

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the administration agreement between the Company and the Adviser (the "Administration Agreement"), as applicable. Our day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

        None of our executive officers will receive direct compensation from us. We will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Director Compensation

        No compensation is expected to be paid to our directors who are "interested persons," as such term is defined in Section 2(a)(19) of the 1940 Act. Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Edward D'Alelio, Christopher M. Temple, Eric Kaye and Brian Finn. We pay each independent director the following amounts for serving as a director:

			Annual Committee Chair Cash Retainer
	Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit	Committee Chair	Committee Meeting Fee
Pre-Exchange Listing(1)	$100,000	$2,500	$25,000	$15,000	$5,000	$1,000
Post-Exchange Listing(2)	$150,000	$2,500	$25,000	$15,000	$5,000	$1,000

(1)
Before shares of the Company's common stock are listed on a national securities exchange.

(2)
After shares of the Company's common stock are listed on a national securities exchange.

        We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

        The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2018:

	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D'Alelio	$141,500	$141,500	$283,160
Christopher M. Temple	$139,000	$139,000	$279,639
Eric Kaye	$129,000	$129,000	$265,672
Brian Finn	$123,000	$123,000	$245,370

Compensation of the Investment Adviser

        Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company's shareholders. On February 27, 2019, the Board held an in-person meeting to consider and approve the continuation of the Original Investment Advisory Agreement. The Board was provided the information it required to consider the Original Investment Advisory Agreement and the Board, including a majority of the independent directors, determined that the Company should enter into the Investment Advisory Agreement which amended and restated the Original Investment Advisory Agreement and reduced the management fees and incentive fees that the Company will pay the Adviser following an Exchange Listing. The Company and the Adviser entered into the Investment Advisory Agreement on February 27, 2019. Other than the reduction of such fees following an Exchange Listing, no changes were made to the Original Investment Advisory Agreement.

        The management fee is payable quarterly in arrears. Prior to an Exchange Listing, the management fee is payable at an annual rate of 0.75% of the Company's (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the Company's two most recently completed calendar quarters plus (ii) the average of any remaining unfunded capital commitments to purchase shares of the Company's common stock at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the management fee is payable at an annual rate of 1.5% (reduced from 1.75% payable pursuant to the Original Investment

Advisory Agreement) of the Company's average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means the Company's total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

        For the year ended December 31, 2018, management fees were $52.1 million.

        Pursuant to the Investment Advisory Agreement, the Adviser is not entitled to an incentive fee prior to an Exchange Listing. Following an Exchange Listing, the incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on the Company's pre-incentive fee net investment income and a portion is based on the Company's capital gains, each as described below. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and equals 100% of the pre-incentive fee net investment income in excess of a 1.5% quarterly "hurdle rate," until the Adviser has received 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.82% quarterly (reduced from 1.875% quarterly pursuant to the Original Investment Advisory Agreement), 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of all remaining pre-incentive fee net investment income for that calendar quarter. The 100% "catch-up" provision for pre-incentive fee net investment income in excess of the 1.5% "hurdle rate" is intended to provide the Adviser with an incentive fee of 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) on all pre-incentive fee net investment income when that amount equals 1.82% (reduced from 1.875% pursuant to the Original Investment Advisory Agreement) in a calendar quarter (7.27% annualized (reduced from 7.50% annualized pursuant to the Original Investment Advisory Agreement)), which is the rate at which catch-up is achieved. Once the "hurdle rate" is reached and catch-up is achieved, 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of any pre-incentive fee net investment income in excess of 1.82% (reduced from 1.875% pursuant to the Original Investment Advisory Agreement) in any calendar quarter is payable to the Adviser.

        Pre-incentive fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by the Company during the calendar quarter, minus operating expenses for the calendar quarter (including the management fee, expenses payable under the administration agreement the Company has entered into with the Adviser (the "Administration Agreement"), as discussed below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest ("PIK") and zero coupon securities), accrued income that the Company may not have received in cash. The Adviser is not obligated to return the incentive fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

        To determine whether pre-incentive fee net investment income exceeds the hurdle rate, pre-incentive fee net investment income is expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following an Exchange Listing. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a calendar quarter in which it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly hurdle rate, the Company will pay the applicable incentive fee even if it has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on the Company's net assets, decreases in the Company's net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of the Company paying an incentive fee for that calendar quarter. The Company's net investment income used to calculate this component of the incentive fee is also included in the amount of its gross assets used to calculate the management fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

        The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% (reduced from 20% payable pursuant to the Original Investment Advisory Agreement) of cumulative realized capital gains from the date on which the Exchange Listing becomes effective (the "Listing Date") to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for prior periods. The Company will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the capital gains incentive fee, the cost basis as of the Listing Date for all of the Company's investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurs; provided, however, that in no event will the capital gains fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

        There was no incentive fee for the year ended December 31, 2018.

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

        On February 27, 2019, the Adviser agreed at all times prior to the fifteen-month anniversary of an Exchange Listing, to waive (i) any portion of the Management Fee that is in excess of 0.75% of the Company's gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the Incentive Fee (including, for the avoidance of doubt, the Capital Gains Incentive Fee).

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until March 1, 2020 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors who are not "interested persons" of the Company as defined in the 1940 Act.

        The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days' written notice. The decision to terminate the agreement may be made by a majority of the Board, the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company's common stock, or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days' written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days' written notice.

        From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Certain Relationships and Related Party Transactions

        We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See "Corporate Governance—Compensation of the Investment Adviser" for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

        Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of the Adviser, ORTA and ORCPFA (which we refer to collectively, together with Owl Rock Capital Partners, as "Owl Rock") and officers and directors of the Company and certain professionals of Owl Rock Capital Partners and the Adviser are officers of Owl Rock Capital Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. We may compete with entities managed by the Adviser and its affiliates, including ORCC II, ORTFC, and Owl Rock First Lien Master Fund L.P., a fund advised by ORCPFA, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with Owl Rock's allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

Policies and Procedures for Managing Conflicts

        The Adviser and its affiliates have policies and procedures in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to us and its or its affiliates similar fiduciary obligations to other clients including ORCC II, ORTFC and Owl Rock First Lien Master Fund L.P. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

        The principals of the Adviser may manage investment vehicles with similar or overlapping investment strategies, such as ORCC II, which the Adviser manages and whose investment strategy is similar to ours, ORTFC, which ORTA manages, and Owl Rock First Lien Master Fund L.P., which ORCPFA manages. In order to address these issues, Owl Rock has put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investment opportunities as permitted by the exemptive relief described below, we will do so in a manner consistent with Owl Rock's allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether we or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

        The Adviser's allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, the Adviser's and its affiliates process for making an allocation determination includes an assessment by the Adviser or its affiliates, as applicable, as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including ORCC II, ORTFC and Owl Rock First Lien Master Fund L.P. In making this assessment, the Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for business development companies or regulated investment companies; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Adviser may afford prior decisions precedential value.

        If, through the foregoing analysis, the Adviser and its affiliates determine an investment opportunity to be appropriate for multiple investment funds or accounts, the Adviser and its affiliates generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

        Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Adviser will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable to us, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities

        As a business development company, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless we obtain an exemptive order from the SEC.

        On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our affiliates' participation would not be on a basis different from or less advantageous than that on which we are investing. Owl Rock's investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of ORCC II, ORTFC and/or other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

License Agreement

        We have entered into a license agreement (the "License Agreement"), pursuant to which an affiliate of Owl Rock Capital Partners has granted us a non-exclusive license to use the name "Owl Rock." Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Owl Rock" name or logo.

Material Non-Public Information

        Our senior management, members of the Adviser's investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4, and 5 filed by such persons and information provided by the Company's directors and officers, the Company believes that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to such persons were timely filed.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

 PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. KPMG LLP acted as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

        Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company's consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company's independent registered public accounting firm for the succeeding fiscal year.

Fees

        Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018:

	For the fiscal year ended December 31, 2016	For the fiscal year ended December 31, 2017	For the fiscal year ended December 31, 2018
Audit Fees	$608,500	$734,500	$852,200
Audit-Related Fees(1)	—	—	—
Tax Fees	$72,475	$38,793	$100,475
All Other Fees(2)	—	—	—
Total Fees	$680,975	$773,293	$952,675

(1)
"Audit-Related Fees" are those fees billed to the Company by KPMG LLP for services provided by KPMG LLP.

(2)
"All Other Fees" are those fees, if any, billed to the Company by KPMG LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

        The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company's independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor's independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report

        As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company's independent registered public accounting firm, the Company's consolidated financial statements as of and for the year ended December 31, 2018, as filed with the SEC as part of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by KPMG LLP in order to assure that the provision of such services does not impair the firm's independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

        The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Audit Committee's policies restricting KPMG LLP from performing services that might impair its independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2018 be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

Audit Committee Members:

Christopher M. Temple, Chairman
Edward D'Alelio
Eric Kaye
Brian Finn

The material in this Audit Committee report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF
THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

PROPOSAL 3: APPROVAL TO AMEND THE COMPANY'S EXISTING CHARTER TO INCLUDE A
PROVISION THAT WOULD LIMIT THE TRANSFERABILITY OF SHARES OF THE COMPANY'S
COMMON STOCK IN THE 365-DAY PERIOD FOLLOWING A LISTING OF THE COMPANY'S
COMMON STOCK ON A NATIONAL SECURITIES EXCHANGE

Background

        From March 3, 2016 (the "Initial Closing Date"), through March 2, 2018, the Company conducted private offerings of its common stock to accredited investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended. In connection with the private offerings, the Company represented to investors that if it did not list its shares of common stock on a national securities exchange (an "Exchange Listing") by the five year anniversary of the Initial Closing Date, subject to extension, in the sole discretion of the Board, for two additional one-year periods, the Board would use its commercially reasonable efforts to wind down and/or liquidate and dissolve the Company in an orderly manner.

        On February 27, 2019, the Board considered certain matters related to the Company's obligation to either conduct an Exchange Listing or wind down and/or liquidate and dissolve in an orderly manner within the agreed upon period of time.

        Among other things, the Board considered that in the event the Company determines to conduct a public offering in connection with an Exchange Listing the existence of a large number of outstanding shares and shareholders prior to an Exchange Listing could negatively affect the market price of the Company's common stock if following the Exchange Listing there was a significant number of sales of these shares or there was a perception that there could be a significant number of sales of these shares.

        The Board considered a number of options to mitigate the concerns arising from the existence of a large number of shares and shareholders at the time of a potential Exchange Listing and determined that it was in the best interest of the Company and its shareholders to amend the existing charter to include a provision that would limit the transferability of shares of the Company's common stock outstanding at the time of an Exchange Listing for the 365-day period following an Exchange Listing. Specifically, the Board determined that without the prior written consent of the Board, a shareholder should not be able to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, "Transfer"):

  •
  any shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 180 days following the Exchange Listing;

  •
  two-thirds of the shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 270 days following the Exchange Listing; and

  •
  one-third of the shares of the Company's common stock held by such shareholder prior to the date of an Exchange Listing for 365 days following the Exchange Listing.

        Any purported Transfer in violation of this provision would be void and have no force or effect. The proposed charter amendment is attached as Exhibit A. If approved, the proposed charter amendment will only effect a shareholder's ability to Transfer shares following an Exchange Listing. Approval of the proposed charter amendment will not affect the manner in which shareholders own shares or shareholders' obligations to make capital commitments.

        In making such a determination, the Board considered the following:

  •
  There are currently 248,038,840 shares of the Company's common stock outstanding which are owned by 5,964 shareholders.

  •
  There is currently no market for the Company's common stock and such shares can only be transferred with the Adviser's consent; however, following an Exchange Listing shares of the Company's common stock will generally be freely transferable subject to applicable law.

  •
  Even if a substantial number of sales are not affected, the mere perception of the possibility of these sales could depress the market price of the Company's common stock and have a negative effect on its ability to raise capital in the future.

  •
  Anticipated downward pressure on the Company's common stock price due to actual or anticipated sales of common stock from this market overhang could cause some institutions or individuals to engage in short sales of the Company's common stock, which could itself cause the price of the Company's common stock to decline.

  •
  The terms of the proposed transfer restrictions are in-line with the transfer restrictions imposed on similarly situated BDCs' shareholders. In addition, in connection with an Exchange Listing, if any, the Adviser's insiders, including Messrs. Ostrover, Lipschultz, Packer and Kirshenbaum would enter into customary lock-up agreements with the underwriters that would restrict their ability to sell any of their shares of the Company's common stock for at least 365 days following an Exchange Listing.

        Shareholders should note that the Board has not determined to conduct an Exchange Listing and the Company cannot assure shareholders when it will undertake an Exchange Listing or that it will undertake an Exchange Listing at all. The Company's initial term does not expire until March 2021. If the Board has not determined to conduct an Exchange Listing by such date, the Board could determine to extend the initial term for two additional one-year periods or determine to wind down and/or liquidate and terminate the Company in an orderly manner. If the Board extends the initial term for one or both of the additional one-year periods, the Board could still determine to wind down and/or liquidate and terminate the Company in an orderly manner if it has not conducted an Exchange Listing by the expiration of such additional periods.

        While the Board has not determined when or if to conduct an Exchange Listing, the Board and the Company believe that the proposed amendment to the existing charter will position the Company to pursue an Exchange Listing if and when the Board determines to do so, that market conditions make it desirable to do so and that it is otherwise in the best interest of the Company and its shareholders to do so.

Required Vote

        The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Proposal 3. You may vote for or against or abstain on Proposal 3. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against Proposal 3. Proxies received will be voted "FOR" the approval of Proposal 3 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE PRPOSAL TO AMEND THE COMPANY'S EXISTING CHARTER.

 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

        The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC's Rules

        Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2020 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC's rules must be received by us on or before November 14, 2019. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Victor Lopez, Secretary, Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

        Shareholder proposals or director nominations to be presented at the 2020 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC's Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC's rules.

        Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than December 1, 2019, the 150th day prior to the one year anniversary of the date of the Company's proxy statement for the preceding year's annual meeting, or later than December 31, 2019, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING

        Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Victor Lopez by telephone at (212) 419-3000 or by mail to Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

AVAILABLE INFORMATION

        Copies of the Company's annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company's website (www.owlrock.com) or without charge, upon request. Please contact Victor Lopez by telephone at (212) 419-3000 or mail your request to Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, New York 10022.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INCTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

 Exhibit A

OWL ROCK CAPITAL CORPORATION

ARTICLES OF AMENDMENT

        Owl Rock Capital Corporation, a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

        FIRST:    The Corporation desires to amend its charter (the "Charter") as currently in effect as hereinafter set forth.

        SECOND:    The Charter is hereby amended as follows:

  1.
  The following definitions are hereby inserted in the appropriate alphabetical location in Article I:

            Restricted Period.    The term "Restricted Period" has the meaning provided in Article XV hereto.

            Transfer.    The term "Transfer" shall have the meaning as provided in Article XV hereto.

  2.
  A new Article XV is hereby added to the Charter as follows:

ARTICLE XV. TRANSFER RESTRICTIONS

        During the Restricted Period, a stockholder shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, "Transfer") any shares of Common Stock acquired prior to a Listing to any person or entity unless (i) the Board provides prior written consent and (ii) the Transfer is made in accordance with applicable securities and other laws. The "Restricted Period" is 180 days after the date of the Listing for all of the shares of Common Stock held by a stockholder prior to the date of the Listing, 270 days after the date of the Listing for two-thirds of the shares of Common Stock held by a stockholder prior to the date of the Listing and 365 days after the date of the Listing for one-third of the shares of Common Stock held by a stockholder prior to the date of the Listing. The Board may impose certain conditions in connection with granting its consent to a Transfer. Any purported Transfer of any shares of Common Stock effected in violation of this Article XV shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records.

        THIRD:    These Article of Amendment have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

        FOURTH:    The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of the undersigned's knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

—Signature page follows—

        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its                        and attested to by its                        on the        day of                        , 2019.

ATTEST:	OWL ROCK CAPITAL CORPORATION

[Title]	[Title]

VIEW MATERIALS & VOTE w SCAN TO OWL ROCK CAPITAL CORPORATION 399 PARK AVE, 38TH FLOOR NEW YORK, NEW YORK 10022 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2019. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 28, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E61280-P20030 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. OWL ROCK CAPITAL CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! 1a. Edward D'Alelio 1b. Craig W. Packer 1c. Alan Kirshenbaum The Board of Directors recommends you vote FOR proposals 2, 3, and 4. For Against Abstain ! ! ! ! ! ! ! ! ! 2.To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. 3.To approve a proposal to amend the Company's existing charter to include a provision that would limit the transferability of shares of the Company's common stock in the 365-day period following a listing of the Company's common stock on a national securities exchange. 4.To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement for this meeting and Annual Report are available at www.proxyvote.com. E61281-P20030 OWL ROCK CAPITAL CORPORATION Annual Meeting of Shareholders April 29, 2019 8:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned shareholder of Owl Rock Capital Corporation, hereby appoints Victor Lopez and Alan Kirshenbaum, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of Owl Rock Capital Corporation to be held on April 29, 2019 at 8:00 A.M. (Eastern Time), at the Company's offices located at 399 Park Avenue, 38th Floor, New York, NY 10022, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement, and Annual Report for the year ended 2018 and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Owl Rock Capital Corporation board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2019 Annual Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein. Continued and to be signed on reverse side

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
CORPORATE GOVERNANCE
Quarterly Subordinated Incentive Fee on Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
SUBMISSION OF SHAREHOLDER PROPOSALS
HOUSEHOLDING
AVAILABLE INFORMATION
  Exhibit A
OWL ROCK CAPITAL CORPORATION ARTICLES OF AMENDMENT
ARTICLE XV. TRANSFER RESTRICTIONS